UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 25, 2013

CORPORATE OFFICE PROPERTIES TRUST

CORPORATE OFFICE PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

Corporate Office Properties Trust (“COPT”) and Corporate Office Properties, L.P. (“COPLP”) are filing this Current Report on Form 8-K to disclose risk factors related to COPLP’s senior notes and certain COPLP and COPT consolidated financial and related information.  The risk factors related to COPLP’s senior notes, COPLP’s selected consolidated financial data and consolidated historical financial statements, the related Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk, COPLP’s Statement regarding Computation of Consolidated Ratio of Earnings to Fixed Charges and COPT’s Statement regarding Computation of Consolidated Ratio of Earnings to Combined Fixed Charges and Preferred Share Dividends are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

None

(b)                                 Pro Forma Financial Information

None

(c)                                  Shell Company Transactions

None

(d)                                 Exhibits

Exhibit Number	Exhibit Title
12.1	COPLP’s Statement regarding Computation of Consolidated Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

12.2	COPT’s Statement regarding Computation of Consolidated Ratio of Earnings to Combined Fixed Charges and Preferred Share Dividends.

99.1	Risk Factors related to COPLP Senior Notes.

99.2	Selected Consolidated Financial Data of COPLP.

99.3	Consolidated Historical Financial Statements of COPLP.

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operation of COPLP and Subsidiaries.

99.5	Quantitative and Qualitative Disclosures About Market Risk of COPLP and Subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.

By: Corporate Office Properties Trust,
its General Partner

	/s/ Stephen E. Riffee		/s/ Stephen E. Riffee
	Stephen E. Riffee		Stephen E. Riffee
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	July 25, 2013	Dated:	July 25, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title
12.1	COPLP’s Statement regarding Computation of Consolidated Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

12.2	COPT’s Statement regarding Computation of Consolidated Ratio of Earnings to Combined Fixed Charges and Preferred Share Dividends.

99.1	Risk Factors related to COPLP Senior Notes.

99.2	Selected Consolidated Financial Data of COPLP.

99.3	Consolidated Historical Financial Statements of COPLP.

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operation of COPLP and Subsidiaries.

99.5	Quantitative and Qualitative Disclosures About Market Risk of COPLP and Subsidiaries.